UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

IMAC HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

CONTROL ID:

HOLDER’S NAME AND ADDRESS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE IMAC HOLDINGS INC. 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 2021

DATE: August 9, 2021

TIME: AT 11:00 AM (LOCAL TIME)

LOCATION: 1605 Westgate Circle, Brentwood, Tennessee 37027

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT AND ANNUAL REPORT) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.imac.vote To submit your proxy while visiting this site, you will need the control ID in THIS NOTICE.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.imac.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME ON AUGUST 8, 2021.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE JULY 20, 2021.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.imac.vote	proxy@equitystock.com
1-855-557-4647	1-646-201-9006	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Voting items

The annual meeting of stockholders (the “Annual Meeting”) of IMAC Holdings, Inc. (“IMAC” or the “Company”) will be held on Monday, August 9, 2021, at our offices located at 1605 Westgate Circle, Brentwood, Tennessee 37027, at 11:00 a.m., local time. At the Annual Meeting, you will be asked to consider and vote on:

The board of directors recommends that you vote “for” ON PROPOSALS 1, 2, 3 AND 4, AND ONE YEAR ON PROPOSAL 5:

1.	The election of five directors to the board of directors of the Company to serve for one year;
2.	The amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares;
3.	The ratification of the appointment of Daszkal Bolton LLP as auditors of the Company for 2021;
4.	The approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers; and
5.	The approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Action will also be taken on any other matters that properly come before the Annual Meeting. If you are a stockholder of record at the close of business on June 18, 2021, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON jUNE 18, 2021, AS THE RECORD DATE. Only holders of our common stock as of the close of business on JUNE 18, 2021, are entitled to notice of, and to vote at THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!

This proxy is solicited on behalf of the Board of Directors

IMAC HOLDINGS, INC.

1605 Westgate Circle, Brentwood, Tennessee 37027

TEST ISSUE REF 1999 5.4375% 12/31/5

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY INTERNET - www.imac.vote
Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on August 8, 2021. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL
Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL
Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

90.00 SHARES

The undersigned hereby appoints Jeffrey S. Ervin, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common stock, of IMAC Holdings Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders, to be held at 11:00 a.m., local time, on August 9, 2021 at the Company office located at 1605 Westgate Circle, Brentwood, Tennessee 37027, and any and all adjournments or postponements thereof (the "Meeting"), on the proposals set forth below and any other matters properly brought before the Meeting.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4.
On Proposal 5, the Board of Directors recommends 1 year.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors

Nominees:	For	Withhold
1a. Jeffrey S Ervin	☐	☐
1b. Matthew C. Wallis, DC	☐	☐
1c. Maurice E. Evans	☐	☐
1d. Michael D. Pruitt	☐	☐
1e. Cary W. Sucoff	☐	☐

	For	Against	Abstain
2.. The amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares.	☐	☐	☐
3. Ratification of appointment of Daszkal Bolton LLP as Auditors for 2021.	☐	☐	☐
4.To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers, as described in the proxy statement.	☐	☐	☐

	1 year	2 years	3 years	Abstain
5.To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as described in the proxy statement.	☐	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES